UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021

REGENXBIO Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37553	47-1851754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9804 Medical Center Drive Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

(240) 552-8181

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RGNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 12, 2021, REGENXBIO Inc. (the “Company”) entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”) with Abeona Therapeutics Inc. (“Abeona”) to resolve arbitrations and related proceedings arising from the License Agreement dated November 4, 2018 between the Company and Abeona, which terminated in May 2020 (the “License Agreement”), including a special proceeding in New York state court to confirm the final arbitration award from an arbitration initiated in May 2020 (the “Enforcement Action”) and an arbitration initiated in August 2021 (the “Second Arbitration”).

Pursuant to the terms of the Settlement Agreement, Abeona will pay to the Company a total of $30.0 million as follows: (a) $20.0 million upfront, which has been received by the Company; (b) $5.0 million on the first anniversary of the effective date of the Settlement Agreement; and (c) $5.0 million on the earlier of (i) the third anniversary of the effective date of the Settlement Agreement, or (ii) the closing of a specified type of transaction to which Abeona or any affiliate of Abeona is a party.

Pursuant to the terms of the Settlement Agreement, subject to specified conditions and exceptions, the parties will dismiss the Enforcement Action and the Second Arbitration, and each party will release the other party from any and all claims relating to the License Agreement.

The foregoing description of the terms of the Settlement Agreement does not purport to be complete and is qualified in its entirety by the full text of such agreement. The Company intends to file a copy of the Settlement Agreement with its Annual Report on Form 10-K for the year ending December 31, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENXBIO INC.

Date: November 15, 2021	By:	/s/ Patrick J. Christmas II
Patrick J. Christmas II
Senior Vice President and Chief Legal Officer